                                  AIM ADVISOR
                            INTERNATIONAL VALUE FUND



[AIM LOGO APPEARS HERE]          ANNUAL REPORT                DECEMBER 31, 1997

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Advisor International Value Fund's performance figures are historical and reflect reinvestment of all distributions and changes in net asset value. Unless otherwise indicated, the Fund's performance is computed at net asset value without a sales charge.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the 1% contingent deferred sales charge (CDSC), which is applicable for 12 months following the date of each purchase. The performance of the Fund's Class A and Class C shares will differ due to differing fees and expenses.
o In 1997, the Fund paid distributions of $0.29 and $0.23 for Class A and Class C shares, respectively.
o The Fund's investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
o   Past performance cannot guarantee comparable future results.
o International investing presents certain risks not associated with investing solely in the U.S. These include, but are not limited to, risks relating to fluctuations in the value of the U.S. dollar relative to the value of other currencies, the custody arrangements made for the Fund's foreign holdings, differences in accounting, political risks, and the lesser degree of public information required to be provided by non-U.S. companies.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o Lipper Analytical Services, Inc., is an independent mutual fund performance monitor. The unmanaged Lipper International Fund Index represents an average of the performance of the 30 largest international mutual funds.
o The Europe, Australia, and Far East Index (EAFE) is a group of unmanaged foreign securities tracked by Morgan Stanley Capital International.
o The Dow Jones Industrial Average (DJIA) is a price-weighted average of 30 actively traded primarily industrial stocks.
o An investment cannot be made in any index listed. Unless otherwise indicated, index results include reinvested dividends and do not reflect sales charges.

                 MUTUAL FUNDS, ANNUITIES, AND OTHER INVESTMENTS
           ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENT AGENCY;
           ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY,
         ANY BANK OR ANY AFFILIATE; AND ARE SUBJECT TO INVESTMENT RISKS,
              INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

    This report may be distributed only to current shareholders or to persons who have received a current prospectus of the Fund.


                              [PHOTO APPEARS HERE]


                    ----------------------------------------

                            AIM ADVISOR INTERNATIONAL

                                   VALUE FUND

                              For shareholders who

                            seek a high total return

                          through capital appreciation

                               and current income

                         through a diversified portfolio

                          of foreign equity securities.

                    ----------------------------------------

                                                           The Chairman's Letter






                   Dear Fellow Shareholder:

                   1997 proved an eventful year in securities markets. The Dow
  [PHOTO OF        Jones Industrial Average reached its all-time high--and also
 Charles T.        had its largest one-day point drop ever, though not its
   Bauer,          largest percentage drop. Volatility was unabated, and we
 Chairman of       experienced the first 10% stock market correction in the
 the Board of      U.S. since 1991.
  THE FUND             Never dull and occasionally unsettling, 1997 was also a
APPEARS HERE]      very good year for many investments. For an unprecedented
                   third year in a row, domestic equities rose more than 20%.
                   Late in the year, in the uncertainty brought on by events in Asia, bond markets, especially the U.S. Treasury market, fulfilled their usual role as relative safe havens, and a bull market in bonds took hold. Overseas, though Asian markets plummeted, Europe thrived.
                       Market expectations performed an about-face during the
                   year. Worry about the inflationary potential of vigorous
economic growth became concern about the potential negative impact of Asia's financial crisis. At fiscal year end, there was no consensus about how serious or widespread this impact would be.
    An interview with your Fund's managers appears on the following pages. They discuss their investment strategies, how your Fund performed in this context, and their outlook for the future.
    In uncertain times like these, your financial consultant remains your best source for information on market trends and for advice on how to invest strategically rather than emotionally. We encourage you to visit your financial consultant regularly to make sure your chosen investments still suit your goals, risk tolerance, and time horizon.

INVESTOR EDUCATION EVENTS
In addition to professional guidance, every investor needs fundamental information about the saving and investing choices offered by the marketplace. AIM has always championed investor education, convinced a more knowledgeable shareholder is a better customer. A great deal of investment information will be available during two upcoming events, and we hope our shareholders will participate in and learn from them to the greatest extent possible.
    First, from March 29 through April 4, the Securities and Exchange Commission
(SEC) will sponsor Saving and Investing Education Week. As the SEC points out, financial markets are more stable when investors are confident in them, and knowledge is a major confidence builder. The week's theme is "Get the facts. It's your money. It's your future." The aim is to inform citizens about the saving and investment possibilities available and to build understanding about how one's financial needs and goals change throughout one's life. The week's awareness and education events will culminate with a national investors town meeting at satellite-linked locations across the nation. You can find out more from the SEC's Web site at www.sec.gov.
    The second event concerns citizens' financial planning for retirement, a subject of growing urgency as the population ages and the solvency of the Social Security system is increasingly debatable. In July, the first National Summit on Retirement Savings will be held at the White House. Under the auspices of the Department of Labor, working through public-private partnership, the summit's goal is to advance the public's knowledge of retirement savings through development of a broad-based education program and to develop recommendations for public/private action to promote private retirement savings among American workers.
    Look for further information on both of these investor education events in the national and local press.
    We are pleased to send you this report on your Fund. Please contact our Client Services department at 800-959-4246 if you have questions or comments. Automated information about your account is available 24 hours a day on the AIM Investor Line, 800-246-5463. Account information and much more can be found on our Web site, www.aimfunds.com.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman

                    ----------------------------------------

                         In uncertain times like these,

                            your financial consultant

                            remains your best source

                        for information on market trends

                                and for advice on

                           how to invest strategically

                            rather than emotionally.

                    ----------------------------------------

The Managers' Overview

EUROPEAN EQUITIES OFFSET "ASIAN FLU"

A roundtable discussion with the Fund management team for AIM Advisor International Value Fund about the fiscal year ended December 31, 1997.
--------------------------------------------------------------------------------

Q. WORLD EQUITY MARKETS HAD A VERY VOLATILE YEAR IN 1997. HOW DID AIM ADVISOR INTERNATIONAL VALUE FUND PERFORM DURING THE FISCAL YEAR?

A. Despite a very difficult market environment for foreign securities during the reporting period, we are pleased to report the Fund's average annual total return was 13.84% for Class A shares and 12.98% for Class C shares for the fiscal year ended December 31, 1997. The Fund far outpaced the Morgan Stanley Capital International (MSCI) Europe, Australia and Far East Index
    (EAFE) of foreign stocks, which returned just 1.78% during the same period. The Fund also ranked in the top 15% of all international equity funds, according to Lipper Analytical Services, Inc.

Q. WHAT WERE THE MAJOR INFLUENCES ON THE FUND'S PORTFOLIO DURING THE PAST 12 MONTHS?

A. We continue to see more of a global economy every year. Around the world during the reporting period inflation was relatively tame and interest rates remained low, an attractive combination which provided an excellent economic environment for equities.
        European markets had an outstanding year. Five of the 10 best-performing markets in the world during the fiscal year were in Europe. Latin America also posted solid performance during the reporting period, although its returns were tempered by global market volatility in the final quarter of the reporting period. The Fund was overweighted in Europe and Latin America throughout the fiscal year when compared to the EAFE Index.
        Unfortunately, the same cannot be said for the Far East. Japan and the Asian Tigers had a very difficult time, which was reflected in the poor performance of those markets during the fiscal year. However, very little of the Fund was exposed to the Far East, which helped the portfolio's total return.

================================================================================
FUND HAS STRONG YEAR
--------------------------------------------------------------------------------
Total Return, 12/31/96-12/31/97

Fund Class A        13.84%

Fund Class C        12.98%

MSCI EAFE Index      1.78%
================================================================================

Q.  WHAT CAUSED THE EXCELLENT MARKET RETURNS IN EUROPE?

A. There were two major factors at work in European markets. The first was the ongoing economic restructuring as European countries prepare to meet the European Monetary Union standards. During the fiscal year we saw the economic returns caused by the continuing restructuring gain considerable momentum. Europe remains an area with fairly cheap valuations, especially when compared to the United States. We believe there are a lot of good values among European equities right now.
        The second major stimulus on European markets was the growth of equity investing by European households. Individuals recently have discovered the benefits of investing in equities, and they possess a large pool of retirement savings. We think this will cause demand for European equities to continue to grow.

Q.  WHICH INDUSTRIAL SECTORS WERE ESPECIALLY BENEFICIAL FOR THE FUND?

A. We saw exceptional performance in the financial sector. With most of the world enjoying a growing economy and stable interest rates, financial institutions have prospered. Financial companies with particularly strong fundamentals, such as Den Danske Bank, Deutsche Bank A.G., HSBC Holdings PLC, and Istituto Mobiliare Italiano S.p.A., were among the Fund's top 10 holdings. The financial sector made up over 9% of the Fund, the portfolio's second-largest industry position.
        Another fine sector for the Fund was the food industry, the third-largest industry position in the portfolio. The Fund owned such European food producers and distributors as Nestle S.A., Groupe Danone, and Unilever N.V., which produced strong returns for the Fund.

Q.  WHAT CAUSED THE ECONOMIC TURBULENCE IN THE PACIFIC RIM?

A. Simply put, the emerging markets in countries like Thailand, Malaysia, Indonesia, and the Philippines grew too quickly for their size. New construction of office buildings and factories far outstripped demand, and the debt used to finance the construction burgeoned. When cash flow

================================================================================
TOP 10 MARKETS IN 1997
--------------------------------------------------------------------------------
As of 12/31/97, based on total return
1.  Turkey               118.05%

2.  Mexico                53.11

3.  Switzerland           44.25

4.  Colombia              41.76

5.  Italy                 35.48

6.  Denmark               34.52

7.  United States         33.38

8.  Venezuela             28.32

9.  Brazil                27.34

10. Spain                 25.41

================================================================================

Source: Morgan Stanley Capital International

          See important fund and index disclosures inside front cover.

PORTFOLIO COMPOSITION

As of 12/31/97, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                           TOP 10 INDUSTRIES                             TOP 10 COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Novartis A.G. (Switzerland)                 2.80%     1. Telephone                       11.54%     1. United Kingdom    18.14%

 2. British Telecommunications PLC (UK)         2.77      2. Banks Money Center               9.33      2. Japan             10.92

 3. Den Danske Bank (Denmark)                   2.62      3. Foods                            8.89      3. Netherlands        9.30

 4. Akzo Nobel N.V. (Netherlands)               2.57      4. Health Care-Drugs-                         4. Germany            8.11

 5. Novo-Nordisk A.S. (Denmark)                 2.49         Major Pharmaceuticals            7.65      5. Spain              7.84

 6. Istituto Mobiliare Italiano S.p.A. (Italy)  2.46      5. Oil-International Integrated     7.20      6. Australia          6.82

 7. Unilever N.V. (Netherlands)                 2.46      6. Banks (Regional)                 6.47      7. France             5.99

 8. Deutsche Bank ADR (Germany)                 2.43      7. Electric Companies               6.26      8. Denmark            5.12

 9. HSBC Holdings PLC (Hong Kong)               2.43      8. Manufacturing (Diversified)      5.72      9. Switzerland        5.01

10. Royal Dutch Petroleum Co. (Netherlands)     2.40      9. Chemicals-Diversified            3.57     10. Italy              4.67
                                                         10. Chemicals                        2.57

Please keep in mind that the Fund's portfolio is subject to change and there is no assurance the Fund will continue to hold any particular security.
===================================================================================================================================

    became a problem and their currencies weakened, the markets in that region went into a tailspin. The markets in these countries are very small, and it doesn't take much to move those markets either up or down.
        The first warning sign came when Thailand devalued its currency in July. Everything came to a head on October 23 when the Hong Kong market plunged 10.4%. The so-called "Asian Flu"--which was how market analysts termed the economic turmoil in the Far East--caused severe drops all over the world, including a 554-point drop in the Dow Jones Industrial Average on October 27.

Q.  HOW DID THE TURMOIL IN THOSE MARKETS INFLUENCE THE FUND?

A. Fortunately, only about 5% of the Fund's assets were invested in the Pacific Rim during the economic crisis in that region. Furthermore, the only markets we were exposed to were Hong Kong and Singapore. We tried to target only the premier companies in that region for investment, companies that are weathering the financial storm due to their superior management teams, strong balance sheets, and diversified businesses. For instance, we can envision that banking giants such as HSBC Holdings PLC, a major bank in Hong Kong, are using the current turmoil to further cement their dominant market share in the region.

Q.  WHAT WAS THE ECONOMIC SITUATION IN JAPAN?

A. Unfortunately, the second-largest economy in the world was still in the grips of a major recession during the reporting period. Japan also was affected by the "Asian Flu" because a number of Japanese banks had investments and outstanding loans to their Asian neighbors. However, because of the size and maturity of the Japanese market, many Japanese companies are global, rather than regional, players. During the fiscal year we kept the portfolio underweighted in Japan.

Q.  WERE THERE ANY POSITIVES THAT CAME OUT OF THE FINANCIAL CRISIS IN THE FAR
    EAST?

A. The positive side of the developments in Asia was their influence on interest rates in other parts of the world. While there has been much discussion on the falling yield of 30-year U.S. Treasury bonds, what has been somewhat ignored has been the dramatic fall in interest rates at the short end of the U.S. yield curve, where two-year treasury yields have fallen. This has affected European government bond yields which have fallen as well. This decline in interest rates was more impressive as it occurred without any central bank activity. The change in global interest rates can only be viewed as beneficial for equity valuations.

Q.  WHAT IS YOUR OUTLOOK FOR THE FUND IN THE NEAR TERM?

A. We are still very positive on Europe, and somewhat hesitant on the Pacific Rim. Conditions worldwide remain very good for equities, although it is unrealistic to expect continued annual equity returns of 20% or more. Things may continue to worsen in Asia before those markets experience a recovery, so we do not anticipate our Asian weightings increasing dramatically any time soon. In Europe, though, we believe there will be faster growth with better valuations than in the U.S., because Europe's cash-to-price earnings, price-to-book, price-to-dividend, and P/E ratios all are lower than in the U.S. The economic outlook in Latin America seems positive as well. Additionally, the economic indicators in the U.S. remain positive, and that is generally good for markets. As long as we continue to see the combination of low inflation and low interest rates around the globe, the short-term outlook for global equities will remain promising.

          See important fund and index disclosures inside front cover.

Long-Term Performance

AIM ADVISOR INTERNATIONAL VALUE FUND VS. BENCHMARK INDEX

The chart below compares your Fund's Class C shares to benchmark indexes. It is intended to give you a general idea of how your Fund performed compared to the stock market over the period 5/1/95-12/31/97. It is important to understand the difference between your Fund and an index. An index measures the performance of a hypothetical portfolio, in this case the Morgan Stanley Capital International EAFE Index and Lipper International Fund Index. Unlike your Fund, an index is not managed; therefore, there are no sales charges, expenses or fees. You cannot invest in an index. But if you could buy all the securities that make up an index, you would incur expenses that would affect the return of your investment.

GROWTH OF A $10,000 INVESTMENT

5/1/95-12/31/97

===============================================================================================
                 AIM Advisor International    Lipper International      Morgan Stanley Capital
                Value Fund, Class C Shares        Fund Index           International EAFE Index
-----------------------------------------------------------------------------------------------
                                  (In thousands)
5/1/95                  $10,000.00                 $10,000.00                 $10,000.00
7/95                     10,623.00                  10,312.00                  10,694.00
10/95                    10,570.00                   9,840.00                  10,467.00
1/96                     11,340.00                  10,565.00                  11,140.00
4/96                     11,925.00                  11,140.00                  11,733.00
7/96                     11,737.00                  10,676.00                  11,429.00
10/96                    12,344.00                  10,871.00                  11,790.00
1/97                     13,255.00                  10,767.00                  12,473.00
4/97                     13,839.00                  11,041.00                  12,822.00
7/97                     15,755.00                  12,609.00                  14,646.00
10/97                    14,493.00                  11,374.00                  13,364.00
12/31                    15,210.00                  11,356.00                  13,358.00
===============================================================================================

Past performance cannot guarantee comparable future results.
================================================================================
AVERAGE ANNUAL TOTAL RETURNS

As of 12/31/97, including applicable sales charges

CLASS C SHARES

Inception (5/1/95)     17.02%
1 Year                 11.98

CLASS A SHARES

1 Year                  7.58%*

*13.84% excluding sales charge
================================================================================

Source: Towers Data Systems HYPO-- Registered Trademark--; Lehman Brothers. Your Fund's total return includes sales charges, expenses, and management fees. The performance of the Fund's Class C shares will differ from that of Class A shares due to differing fees and expenses. For Fund performance calculations and descriptions of the indexes cited on this page, please refer to the inside front cover.

                                                               For Consideration




THE ROTH IRA: THE POWER TO KEEP MORE

Contribute After-Tax Dollars Now ... So You Can Get Federally Tax-Free Savings Later

    A new and potentially more powerful type of IRA--the Roth IRA--became available on January 1, 1998. What makes it more powerful? The Roth IRA gives you the opportunity to keep more of what you earn.
    Are you eligible to open a Roth IRA? The answer is yes if you or your spouse has earned income for the tax year for which you want to make the contribution, and your adjusted gross income is below $110,000 if you are a single tax filer, $160,000 if you file jointly.

TWO KEY ROTH IRA BENEFITS:
TAX-FREE AND PENALTY-FREE WITHDRAWALS

o Of earnings after five years. Earnings on your Roth IRA are federally tax-free if your Roth IRA account has been open for five years and you are at least 59 1/2 years old, or in the case of death or disability. You may also use up to $10,000 of your earnings to buy a first home (after five years).
o Of contributions at any time. For instance, if you make annual contributions of $2,000 for the next three years, you may take out up to $6,000 and use that money for any purpose.

HOW YOU MIGHT PUT BOTH BENEFITS TO WORK FOR YOU

Here's an example of how you may take full advantage of a Roth IRA. You are 39 1/2 years old. You contribute $2,000 after-tax annually in your Roth IRA every year for 20 years, earning an average annual return of 10%. After 20 years, your account has grown to $126,005. Now at age 59 1/2 you can begin taking withdrawals and pay no federal income tax or penalty on any of your $126,005. Or you can keep your money invested and take it out whenever you need it.

THE ROTH IRA: TO CONVERT OR NOT TO CONVERT

Can you convert your Traditional IRA to a Roth IRA? The answer is yes if you meet these requirements:
    You must pay taxes on the amount you convert. If you convert in 1998, you can spread your tax payments over the next four years. This four-year allowance will not be available after December 31, 1998.
    You cannot convert to a Roth IRA if you are married and file your tax return separately, or if your annual gross income is over $100,000.

SOME ROTH IRA CONVERSION GUIDELINES

If you can check most of these boxes, converting your Traditional IRA to a Roth IRA may make sense for you.

[ ] You have assets outside your retirement savings with which you can easily afford to pay the taxes due when you convert.

[ ] You have 10 years or more before you retire. The longer you invest tax-free, the more you benefit.

[ ] Your tax rate will probably be higher in retirement than it is now. If so, you'll pay less taxes now to convert than you would pay at retirement if you withdrew from a traditional IRA.

[ ] You plan to convert in 1998. On January 1, 1999, the ability to spread tax payments over four years disappears.

[ ] You want to keep making contributions after age 70 1/2 and may wish to pass your IRA assets on to your heirs after your death.

The Roth IRA Analyzer & Calculator at AIM's Internet Web site-- www.aimfunds.com-- can help you determine your IRA eligibility status and whether it makes sense for you to convert an existing IRA into a Roth IRA.

MAKE YOUR IRA CONVERSION DECISION A TRULY INFORMED ONE

Talk to your financial consultant, who knows your specific needs and goals. You may also wish to talk with a tax adviser.



This discussion does not constitute tax advice. Your tax adviser can provide guidance concerning your particular situation.

SCHEDULE OF INVESTMENTS

December 31, 1997

                                                     MARKET
                                       SHARES        VALUE
COMMON STOCKS-97.58%

ARGENTINA-1.18%

YPF Sociedad Anonima-ADR
  (Oil-International Integrated)        35,000   $    1,196,562
---------------------------------------------------------------

AUSTRALIA-6.82%

Amcor Ltd.-ADR (Containers &
  Packaging )                           60,000        1,020,000
---------------------------------------------------------------
National Australia Bank Ltd.-ADR
  (Banks-Regional)                      30,000        2,118,750
---------------------------------------------------------------
News Corp. Ltd. (The)
  (Publishing-Newspapers)              400,000        2,208,129
---------------------------------------------------------------
Rio Tinto Ltd.-ADR (Metals Mining)      34,000        1,586,437
---------------------------------------------------------------
                                                      6,933,316
---------------------------------------------------------------

BRAZIL-0.92%

Telecomunicacoes Brasileiras
  S.A.-Telebras-ADR (Telephone)          8,000          931,500
---------------------------------------------------------------

DENMARK-5.12%

Den Danske Bank-ADR (Banks-Money
  Center)                               20,000        2,666,778
---------------------------------------------------------------
Novo Nordisk A.S.-ADR (Health
  Care-Drugs-Major Pharmaceuticals)     35,000        2,533,125
---------------------------------------------------------------
                                                      5,199,903
---------------------------------------------------------------

FRANCE-5.99%

Danone-ADR (Foods)                      60,000        2,144,328
---------------------------------------------------------------
Elf Aquitaine S.A.-ADR
  (Oil-International Integrated)        30,000        1,758,750
---------------------------------------------------------------
Societe Generale-ADR (Banks-Major
  Regional)                             80,000        2,180,896
---------------------------------------------------------------
                                                      6,083,974
---------------------------------------------------------------

GERMANY-8.11%

BASF A.G.-ADR
  (Chemicals-Diversified)               60,000        2,127,312
---------------------------------------------------------------
Bayer A.G.-ADR
  (Chemicals-Diversified)               40,000        1,494,956
---------------------------------------------------------------
Deutsche Bank A.G.-ADR (Banks-Major
  Regional)                             35,000        2,472,130
---------------------------------------------------------------
RWE A.G.-ADR (Electric Companies)       40,000        2,146,776
---------------------------------------------------------------
                                                      8,241,174
---------------------------------------------------------------

HONG KONG-1.90%

Sun Hung Kai Properties Ltd.-ADR
  (Land Development)                   140,000          975,702
---------------------------------------------------------------
Swire Pacific Ltd.-ADR
  (Manufacturing-Diversified)          175,000          959,875
---------------------------------------------------------------
                                                      1,935,577
---------------------------------------------------------------

ITALY-4.67%

Istituto Mobiliare Italiano
  S.p.A.-ADR (Banks-Regional)           70,000        2,502,500
---------------------------------------------------------------
Telecom Italia S.p.A.-ADR
  (Telephone)                           35,000        2,240,000
---------------------------------------------------------------
                                                      4,742,500
---------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
JAPAN-10.92%

Canon, Inc.-ADR (Office Equipment &
  Supplies)                             15,000   $    1,751,250
---------------------------------------------------------------
Dai Nippon Printing Co., Ltd.-ADR
  (Specialty Printing)                  11,000        2,072,740
---------------------------------------------------------------
Fuji Photo Film-ADR
  (Photography/Imaging)                 40,000        1,527,500
---------------------------------------------------------------
Hitachi Ltd.-ADR
  (Manufacturing-Diversified)           17,000        1,176,187
---------------------------------------------------------------
Kirin Brewery Company, Ltd.-ADR
  (Beverages-Alcoholic)                 23,000        1,687,625
---------------------------------------------------------------
Kyocera Corp.-ADR
  (Electronics-Component
  Distributors)                         10,000          905,000
---------------------------------------------------------------
Nintendo Co. Ltd. (Leisure
  Time-Products)                        20,000        1,975,952
---------------------------------------------------------------
                                                     11,096,254
---------------------------------------------------------------

MEXICO-2.41%

Cemex S.A. de C.V.-ADR (Building
  Materials)                           125,000        1,327,237
---------------------------------------------------------------
Telefonos de Mexico S.A.-ADR
  (Telephone)                           20,000        1,121,250
---------------------------------------------------------------
                                                      2,448,487
---------------------------------------------------------------

NETHERLANDS-9.30%

Akzo Nobel N.V.-ADR (Chemicals)         30,000        2,606,250
---------------------------------------------------------------
ING Groep N.V.-ADR
  (Insurance-Life/Health)               45,000        1,904,062
---------------------------------------------------------------
Royal Dutch Petroleum Co.-New York
  Shares-ADR (Oil-International
  Integrated)                           45,000        2,438,437
---------------------------------------------------------------
Unilever N.V.-New York Shares-ADR
  (Foods)                               40,000        2,497,500
---------------------------------------------------------------
                                                      9,446,249
---------------------------------------------------------------

NORWAY-1.51%

Norsk Hydro A.S.A.-ADR
  (Manufacturing-Diversified)           30,000        1,530,000
---------------------------------------------------------------

PORTUGAL-2.31%

Portugal Telecom S.A.-ADR
  (Telephone)                           50,000        2,350,000
---------------------------------------------------------------

SINGAPORE-1.85%

Development Bank of Singapore
  Ltd.-ADR (Banks-Money Center)         55,000        1,880,186
---------------------------------------------------------------

SPAIN-7.84%

Banco Santander-ADR (Banks-Regional)    60,000        1,953,750
---------------------------------------------------------------
Endesa S.A.-ADR (Electric Companies)   100,000        1,818,750
---------------------------------------------------------------
Repsol S.A.-ADR (Oil-International
  Integrated)                           45,000        1,915,313
---------------------------------------------------------------
Telefonica de Espana-ADR (Telephone)    25,000        2,276,563
---------------------------------------------------------------
                                                      7,964,376
---------------------------------------------------------------

SWEDEN-3.58%

Astra A.B.-ADR (Health
  Care-Drugs-Generic & Other)          125,000        2,148,438
---------------------------------------------------------------
Volvo A.B.-ADR (Automobiles)            55,000        1,485,000
---------------------------------------------------------------
                                                      3,633,438
---------------------------------------------------------------

SWITZERLAND-5.01%

Nestle S.A.-ADR (Foods)                 30,000        2,251,206
---------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE
SWITZERLAND-(CONTINUED)

Novartis A.G.-ADR (Health
  Care-Diversified)                     35,000   $    2,843,575
---------------------------------------------------------------
                                                      5,094,781
---------------------------------------------------------------

UNITED KINGDOM-18.14%

Associated British Foods PLC-ADR
  (Foods)                              250,000        2,143,125
---------------------------------------------------------------
British Airways PLC-ADR (Airlines)      23,000        2,154,813
---------------------------------------------------------------
British Telecommunications PLC-ADR
  (Telephone)                           35,000        2,810,938
---------------------------------------------------------------
Carlton Communications PLC-ADR
  (Electrical Equipment)                53,000        2,067,000
---------------------------------------------------------------
Glaxo Wellcome PLC-ADR (Health
  Care-Drugs-Major Pharmaceuticals)     50,000        2,393,750
---------------------------------------------------------------

                                                     MARKET
                                       SHARES        VALUE

UNITED KINGDOM-(CONTINUED)

HSBC Holdings PLC-ADR (Banks-Money
  Center)                               10,000   $    2,465,067
---------------------------------------------------------------
J. Sainsbury PLC-ADR (Retail-Food
  Chains)                               60,000        2,011,992
---------------------------------------------------------------
PowerGen PLC-ADR (Electric
  Companies)                            45,000        2,390,625
---------------------------------------------------------------
                                                     18,437,310
---------------------------------------------------------------
    Total Common Stocks                              99,145,587
---------------------------------------------------------------

REPURCHASE AGREEMENT-2.49%(A)

Smith Barney Inc., 6.75%,
  01/02/98(b)                                         2,527,605
---------------------------------------------------------------
TOTAL INVESTMENTS-100.07%                           101,673,192
---------------------------------------------------------------
OTHER ASSETS LESS LIABILITIES-0.07%                     (67,063)
---------------------------------------------------------------
NET ASSETS-100.00%                               $  101,606,129
===============================================================


Abbreviations

ADR-American Depositary Receipt

Notes to Schedule of Investments:

(a) Collateral on repurchase agreements, including the Fund's pro-rata interest in joint repurchase agreements, is taken into possession by the Fund upon entering into the repurchase agreement. The collateral is marked to market daily to ensure its market value as being 102% of the sales price of the repurchase agreement. The investments in some repurchase agreements are through participation in joint accounts with other mutual funds, private accounts and certain non-registered investment companies managed by the investment advisor or its affiliates.
(b) Joint repurchase agreement entered into 12/31/97 with a maturing value of $400,150,000. Collateralized by $395,097,000 U.S. Government obligations, 0% to 13.875%, due 01/07/98 to 12/15/43 with an aggregate market value at 12/31/97 of $408,000,323.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 1997

ASSETS:

Investments, at market value (cost
  $86,614,500)                               $101,673,192
---------------------------------------------------------
Foreign currencies, at market value (cost
  $5,234)                                           5,146
---------------------------------------------------------
Receivables for:
  Capital stock sold                              326,028
---------------------------------------------------------
  Interest and dividends                          188,382
---------------------------------------------------------
Investment for deferred compensation plan           2,009
---------------------------------------------------------
    Total assets                              102,194,757
---------------------------------------------------------

LIABILITIES:

Payables for:
  Capital stock reacquired                        226,033
---------------------------------------------------------
  Deferred compensation plan                        2,009
---------------------------------------------------------
Accrued advisory fees                              84,798
---------------------------------------------------------
Accrued operating services fees                    38,159
---------------------------------------------------------
Accrued distribution fees                         234,728
---------------------------------------------------------
Accrued directors' fees and expenses                2,901
---------------------------------------------------------
    Total liabilities                             588,628
---------------------------------------------------------
Net assets applicable to shares outstanding  $101,606,129
---------------------------------------------------------

NET ASSETS:

Class A                                      $  8,444,413
---------------------------------------------------------
Class C                                      $ 93,161,716
---------------------------------------------------------

CAPITAL STOCK, $.001 PAR VALUE PER SHARE:

Class A:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                     563,467
=========================================================
Class C:
  Authorized                                  100,000,000
---------------------------------------------------------
  Outstanding                                   6,239,744
=========================================================
Class A:
  Net asset value and redemption price per
    share                                    $      14.99
=========================================================
  Offering price per share:
    (Net asset value of $14.99 / 94.50%)     $      15.86
=========================================================
Class C:
  Net asset value and offering price per
    share                                    $      14.93
=========================================================

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 1997

INVESTMENT INCOME:

Interest                                      $  150,874
--------------------------------------------------------
Dividends (net of $114,696 foreign
  withholding tax)                             1,907,947
--------------------------------------------------------
    Total investment income                    2,058,821
--------------------------------------------------------

EXPENSES:

Advisory fees                                    809,518
--------------------------------------------------------
Operating services fees                          364,272
--------------------------------------------------------
Distribution fees-Class A                         11,010
--------------------------------------------------------
Distribution fees-Class C                        778,604
--------------------------------------------------------
Directors' fees                                    9,936
--------------------------------------------------------
    Total expenses                             1,973,340
--------------------------------------------------------
Less: Fees waived by distributor                  (3,204)
--------------------------------------------------------
    Net expenses                               1,970,136
--------------------------------------------------------
Net investment income                             88,685
--------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          892,398
--------------------------------------------------------
  Foreign currencies                              (6,931)
--------------------------------------------------------
                                                 885,467
--------------------------------------------------------
Net unrealized appreciation (depreciation)
  of:
  Investment securities                        7,942,468
--------------------------------------------------------
  Foreign currencies                                 (88)
--------------------------------------------------------
                                               7,942,380
--------------------------------------------------------
    Net gain from investment securities and
       foreign currencies                      8,827,847
--------------------------------------------------------
Net increase in net assets resulting from
  operations                                  $8,916,532
========================================================


STATEMENT OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 1997 AND 1996

                                                                  1997           1996
                                                              ------------   ------------
OPERATIONS:
  Net investment income (loss)                                $     88,685   $    (49,154)
-----------------------------------------------------------------------------------------
  Net realized gain from investment securities and foreign
    currencies                                                     885,467        226,482
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                           7,942,380      6,597,676
-----------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations         8,916,532      6,775,004
-----------------------------------------------------------------------------------------
Distributions to shareholders from net investment income:
  Class A                                                           (4,884)            --
-----------------------------------------------------------------------------------------
  Class C                                                          (54,101)            --
-----------------------------------------------------------------------------------------
Distributions to shareholders from net realized gains on
  investment securities:
  Class A                                                          (99,400)            --
-----------------------------------------------------------------------------------------
  Class C                                                       (1,300,488)      (102,718)
-----------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        8,386,957             --
-----------------------------------------------------------------------------------------
  Class C                                                       33,845,537     35,777,007
-----------------------------------------------------------------------------------------
    Net increase in net assets                                  49,690,153     42,449,293
-----------------------------------------------------------------------------------------
NET ASSETS:
  Beginning of period                                           51,915,976      9,466,683
-----------------------------------------------------------------------------------------
  End of period                                               $101,606,129   $ 51,915,976
-----------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
  Capital (par value and additional paid-in)                  $ 86,958,918   $ 44,726,424
-----------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                       (25,744)       (48,513)
-----------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currency transactions                  (385,649)       121,841
-----------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities and
    foreign currencies                                          15,058,604      7,116,224
-----------------------------------------------------------------------------------------
                                                              $101,606,129   $ 51,915,976
-----------------------------------------------------------------------------------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 1997

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Advisor International Value Fund (the "Fund", formerly INVESCO Advisor International Value Portfolio) is a series portfolio of AIM Advisor Funds, Inc. (the "Company" formerly, INVESCO Advisor Funds, Inc.). The Company is a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of seven diversified portfolios. The Fund currently offers two different classes of shares: Class A shares and Class C shares. Class A shares are sold with a front-end sales charge. Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. The Fund's investment objective is to achieve a high total return on investment through capital appreciation and current income, without regard to U.S. or foreign tax considerations. Information presented in these financial statements pertains only to the Fund.
  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
A. Security Valuations-A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the mean between the closing bid and asked prices on that day. Each security traded in the over-the-counter market (but not including securities reported on the NASDAQ National Market System) is valued at the mean between the last bid and asked prices based upon quotes furnished by market makers for such securities. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date, or absent a last sales price, at the mean of the closing bid and asked prices. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued at the mean between last bid and asked prices based upon quotes furnished by independent sources. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's Board of Directors. Investments with maturities of 60 days or less are valued on the basis of amortized cost which approximates market value. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such time. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
C. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.
D. Securities Transactions, Investment Income and Distributions-Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. On December 31, 1997, undistributed net investment income was reduced by $6,931 and undistributed net realized gains increased by $6,931 in order to comply with the requirements of the American Institute of Certified Public Accountants Statement of Position 93-2. Net assets of the Fund were unaffected by the reclassifications discussed above.
E. Federal Income Taxes-The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

F. Expenses-Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 1.00% of the Fund's average daily net assets. AIM has entered into a sub-advisory agreement with INVESCO Global Asset Management Limited ("IGAM") whereby AIM pays IGAM an annual rate of 0.35% of average net assets up to $50 million; 0.30% on average net assets over $50 million up to $100 million; and 0.25% on average net assets in excess of $100 million. Prior to August 4, 1997, the Company had an investment advisory agreement with INVESCO Services, Inc. ("ISI") to serve as the Fund's investment advisor. Under the terms of the prior investment advisory agreement, the Fund paid ISI an advisory fee equal to an annual rate of 1.00% of the average daily net assets of the Fund. Under the terms of the prior sub-advisory agreement between ISI and INVESCO Capital Management, Inc. ("ICM"), ISI paid ICM a sub-advisory fee equal to an annual rate of 0.35% of average net assets up to $50 million; 0.30% on average net assets over $50 million up to $100 million; and 0.25% on average net assets in excess of $100 million.
  The Company, pursuant to an operating services agreement with AIM, has agreed to pay AIM an annual rate of 0.45% of average daily net assets of the Fund for providing or arranging to provide accounting, legal (except litigation), dividend disbursing, transfer agency, registrar, custodial, shareholder reporting, sub-accounting and recordkeeping services and functions. This agreement provides that AIM pays all fees and expenses associated with these and other functions, including, but not limited to, registration fees, shareholder meeting fees, and proxy statement and shareholder report expenses. During the period August 4, 1997 to December 31, 1997, AIM was paid $178,446 for such services. Prior to August 4, 1997, the Company had an operating services agreement with ISI whereby the Fund paid ISI an annual rate of 0.45% of average daily net assets of the Fund. During the period January 1, 1997 through August 3, 1997, the Fund paid ISI $185,826.
  The Company has entered into a master distribution agreement with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A shares and Class C shares of the Fund. The Company has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares and the Fund's Class C shares (the "Plan"). The Fund, pursuant to the Plan, pays AIM Distributors compensation at a maximum annual rate of 0.35% of the average daily net assets attributable to the Class A shares. AIM has voluntarily agreed to limit the Plan payments to 0.25% for three years beginning August 4, 1997. The Fund, pursuant to the Plan, pays AIM Distributors a maximum annual rate of 1.00% of the Fund's average daily net assets attributable to the Class C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A and C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. The Plan also imposes a cap on the total sales charges, including asset-based sales charges, that may be paid by the respective classes. During the period August 4, 1997 to December 31, 1997, the Class A and Class C shares paid AIM Distributors $6,530 and $370,806, respectively, as compensation under the Plan. During the year ended December 31, 1997 AIM Distributors and ISI waived fees of $3,204 for the Class A shares. Prior to August 4, 1997, the Fund entered into a distribution plan with ISI in accordance with Rule 12b-1 of the 1940 Act under substantially identical terms as described for AIM Distributors above. During the period January 1, 1997 to August 3, 1997 the Class A and Class C shares paid ISI $1,276 and $407,798, respectively as compensation under the Plan.
  AIM Distributors received commissions of $16,464 from sales of Class A shares of the Fund during the period August 4, 1997 to December 31, 1997. ISI received commissions of $8,333 from sales of Class A shares of the Fund during the period January 1, 1997 through August 3, 1997. Such commissions are not an expense to the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the period August 4, 1997 to December 31, 1997, AIM Distributors received commissions of $13,392 in contingent deferred sales charges imposed on redemptions of shares. Certain officers and directors of the Company are officers and directors of AIM, A I M Fund Services, Inc. and AIM Distributors. During the period January 1, 1997 through August 3, 1997, ISI received commissions of $8,219 in contingent deferred sales charges imposed on redemptions of shares.
  The combined effect of the master investment advisory agreements and Operating Services Agreement and the Distribution Plan for the Fund is to place a cap or ceiling on the total expenses of the Fund, other than brokerage commissions, interest, taxes, litigation, directors' fees and expenses, and other extraordinary expenses. AIM has voluntarily agreed to adhere to maximum expense ratios for the Fund. To the extent that the Fund exceeds the amounts, AIM or its affiliates will waive its fees to reimburse the Fund to assure that the Fund's expenses do not exceed the designated maximum amounts except for those items specifically identified above. If, in any calendar quarter, the average net assets of the Fund are less than $100 million, the Fund's expenses shall not exceed 1.80% for Class A and 2.45% for Class C; on the next $400 million of net assets, expenses shall not exceed 1.75% for Class A and 2.40% for Class C; on the next $500 million, expenses shall not exceed 1.70% for Class A and 2.35% for Class C; on the next $1 billion of net assets, expenses shall not exceed 1.65% for Class A and 2.30% for Class C; and on all assets over $2 billion, expenses shall not exceed 1.60% for Class A and 2.25% for Class C.
  During the period August 4, 1997 to December 31, 1997, the Fund paid legal fees of $601 for services rendered by Kramer, Levin, Naftalis & Frankel as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-DIRECTORS' FEES

Directors' fees represent remuneration paid or accrued to each director who is not an "interested person" of AIM. The Company may invest directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 4-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended December 31, 1997 was $47,760,091 and $7,103,841, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, on a tax basis, as of December 31, 1997 is as follows:

Aggregate unrealized appreciation of investment securities    $19,402,883
-------------------------------------------------------------------------
Aggregate unrealized (depreciation) of investment securities   (4,345,254)
-------------------------------------------------------------------------
Net unrealized appreciation of investment securities          $15,057,629
=========================================================================
Cost of investments for tax purposes is $86,615,563.

NOTE 5-CAPITAL STOCK*

Changes in the Fund's capital stock outstanding during the years ended December 31, 1997 and 1996 were as follows:

                                                                        1997                         1996
                                                              -------------------------   --------------------------
                                                                SHARES        AMOUNT        SHARES         AMOUNT
                                                              ----------   ------------   -----------   ------------
Sold:
  Class A**                                                      638,784   $  9,521,875            --   $         --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                      3,118,584     44,774,893     3,172,292     37,650,713
--------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A**                                                        5,815         92,368            --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                         59,331        998,719         4,372         52,532
--------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A**                                                      (81,132)    (1,227,286)           --             --
--------------------------------------------------------------------------------------------------------------------
  Class C                                                       (806,643)   (11,928,075)     (158,888)    (1,926,238)
--------------------------------------------------------------------------------------------------------------------
                                                               2,934,739   $ 42,232,494     3,017,776   $ 35,777,007
====================================================================================================================


 * Shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.
** Class A shares commenced operations on January 1, 1997.

NOTE 6-FINANCIAL HIGHLIGHTS

Shown below are the financial highlights for a share of Class A capital stock outstanding during the year ended December 31, 1997 and for a share of Class C capital stock outstanding during each of the years in the two-year period ended December 31, 1997 and the period May 1, 1995 (date operations commenced) through December 31, 1995.(a)

                                                               1997(B)
                                                              ----------
CLASS A:
Net asset value, beginning of period                          $    13.42
------------------------------------------------------------  ----------
Income from investment operations:
  Net investment income                                             0.17(c)
------------------------------------------------------------  ----------
  Net gains on securities (both realized and unrealized)            1.69
------------------------------------------------------------  ----------
    Total from investment operations                                1.86
------------------------------------------------------------  ----------
Less distributions:
  Dividends from net investment income                             (0.07)
------------------------------------------------------------  ----------
  Distributions from capital gains                                 (0.22)
------------------------------------------------------------  ----------
    Total distributions                                            (0.29)
------------------------------------------------------------  ----------
Net asset value, end of period                                $    14.99
============================================================  ==========
Total return(d)                                                    13.84%
============================================================  ==========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $    8,444
============================================================  ==========
Ratio of expenses to average net assets(e)                          1.71%(f)
============================================================  ==========
Ratio of net investment income to average net assets(g)             0.83%(f)
============================================================  ==========
Portfolio turnover rate                                                9%
============================================================  ==========
Average brokerage commission rate(h)                          $   0.0507
============================================================  ==========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

(b) The Fund changed investment advisors on August 4, 1997.

(c) Calculated using average shares outstanding.

(d) Does not deduct sales charges.

(e) After fee waivers. The ratio of expenses to average net assets prior to fee waivers was 1.81%.

(f) Ratios are based on average net assets of $3,145,579.

(g) After fee waivers. The ratio of net investment income to average net assets prior to fee waivers was 0.73%.

(h) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                                                              1997(B)         1996          1995
                                                              --------      --------      --------
CLASS C:(A)
Net asset value, beginning of period                          $  13.42      $  11.13      $  10.00
------------------------------------------------------------  --------      --------      --------
Income from investment operations:
  Net investment income                                           0.01(c)      (0.01)           --
------------------------------------------------------------  --------      --------      --------
  Net gains on securities (both realized and unrealized)          1.73          2.34          1.13
------------------------------------------------------------  --------      --------      --------
    Total from investment operations                              1.74          2.33          1.13
------------------------------------------------------------  --------      --------      --------
Less distributions:
  Dividends from net investment income                           (0.01)           --            --
------------------------------------------------------------  --------      --------      --------
  Distributions from capital gains                               (0.22)        (0.04)           --
------------------------------------------------------------  --------      --------      --------
    Total distributions                                          (0.23)        (0.04)           --
------------------------------------------------------------  --------      --------      --------
Net asset value, end of period                                $  14.93      $  13.42      $  11.13
============================================================  ========      ========      ========
Total return(d)                                                  12.98%        20.99%        11.28%
============================================================  ========      ========      ========
Ratios/supplemental data:
Net assets, end of period (000s omitted)                      $ 93,162      $ 51,916      $  9,467
============================================================  ========      ========      ========
Ratio of expenses to average net assets                           2.46%(e)      2.50%         2.50%(f)
============================================================  ========      ========      ========
Ratio of net investment income (loss) to average net assets       0.08%(e)     (0.16)%        0.03%(f)
============================================================  ========      ========      ========
Portfolio turnover rate                                              9%            5%            2%
============================================================  ========      ========      ========
Average brokerage commission rate(g)                          $ 0.0507      $ 0.0602           N/A
============================================================  ========      ========      ========

(a) Per share information and shares have been restated to reflect a 4 for 1 stock split, effected in the form of a 300% stock dividend, on November 7, 1997.

(b) The Fund changed investment advisors on August 4, 1997.

(c) Calculated using average shares outstanding.

(d) Does not deduct contingent deferred sales charges and for periods less than one year, total returns are not annualized.

(e) Ratios are based on average net assets of $77,973,564.

(f) Annualized

(g) The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased and sold, which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

                       REPORT OF INDEPENDENT ACCOUNTANTS

                       To the Board of Directors and Shareholders of the AIM Advisor Funds, Inc.

                       In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AIM Advisor International Value Fund, one of the portfolios of the AIM Advisor Funds, Inc. (hereafter referred to as the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in net assets for each of the two years in the periods then ended and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

                       PRICE WATERHOUSE LLP

                       Denver, Colorado
                       February 5, 1998

Directors & Officers


BOARD OF DIRECTORS                          OFFICERS                                        OFFICE OF THE FUND

Charles T. Bauer                            Charles T. Bauer                                11 Greenway Plaza
Chairman                                    Chairman                                        Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                            Robert H. Graham
Bruce L. Crockett                           President                                       INVESTMENT ADVISOR
Director
Ace Limited;                                John J. Arthur                                  A I M Advisors, Inc.
Formerly Director, President, and           Senior Vice President and Treasurer             11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                          Carol F. Relihan                                Houston, TX 77046
                                            Senior Vice President and Secretary
Owen Daly II                                                                                SUB-ADVISOR
Director                                    Gary T. Crum
Cortland Trust Inc.                         Senior Vice President                           INVESCO Global Asset Management
                                                                                              Limited
Jack Fields                                 Dana R. Sutton                                  Cedar House
Chief Executive Officer                     Vice President and Assistant Treasurer          41 Cedar Avenue
Texana Global, Inc.;                                                                        Hamilton, H12 Bermuda
Formerly Member of the                      Robert G. Alley
U.S. House of Representatives               Vice President                                  TRANSFER AGENT

Carl Frischling                             Stuart W. Coco                                  A I M Fund Services, Inc.
Partner                                     Vice President                                  P.O. Box 4739
Kramer, Levin, Naftalis & Frankel                                                           Houston, TX 77210-4739
                                            Melville B. Cox
Robert H. Graham                            Vice President                                  CUSTODIAN
President and Chief Executive Officer
A I M Management Group Inc.                 Karen Dunn Kelly                                State Street Bank and Trust Company
                                            Vice President                                  225 Franklin Street
John F. Kroeger                                                                             Boston, MA 02110
Formerly Consultant                         Jonathan C. Schoolar
Wendell & Stockel Associates, Inc.          Vice President                                  COUNSEL TO THE FUND

Lewis F. Pennock                            P. Michelle Grace                               Ballard Spahr
Attorney                                    Assistant Secretary                             Andrews & Ingersoll
                                                                                            1735 Market Street
Ian W. Robinson                             Nancy L. Martin                                 Philadelphia, PA 19103
Consultant; Formerly Executive              Assistant Secretary
Vice President and                                                                          COUNSEL TO THE DIRECTORS
Chief Financial Officer                     Ofelia M. Mayo
Bell Atlantic Management                    Assistant Secretary                             Kramer, Levin, Naftalis & Frankel
Services, Inc.                                                                              919 Third Avenue
                                            Lisa A. Moss                                    New York, NY 10022
Louis S. Sklar                              Assistant Secretary
Executive Vice President                                                                    DISTRIBUTOR
Hines Interests                             Kathleen J. Pflueger
Limited Partnership                         Assistant Secretary                             A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                            Samuel D. Sirko                                 Suite 100
                                            Assistant Secretary                             Houston, TX 77046

                                            Stephen I. Winer                                ADVISOR
                                            Assistant Secretary
                                                                                            Price Waterhouse LLP
                                            Mary J. Benson                                  950 Seventeenth Street
                                            Assistant Treasurer                             Denver, CO 80202





REQUIRED FEDERAL INCOME TAX INFORMATION

AIM Advisor International Value Fund Class A and Class C shares paid ordinary dividends in the amount of $0.1720 and $0.1166 per share, respectively, during the Fund's tax year ended December 31, 1997. Of these amounts 0% is eligible for the dividends received deduction for corporations. The Fund also distributed long-term capital gains of $0.1127 per share for Class A and C shares during the Fund's tax year ended December 31,1997. Of this amount, 43.78% is 20% rate gain.

                             HOW AIM MAKES INVESTING
                                  EASY FOR YOU

o LOW INITIAL INVESTMENT. You can get your investment program started for as little as $500. Subsequent investments can be made for only $50.

o  AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS.
   Distributions may be received in cash or reinvested in the Fund free of charge. Over time, the power of compounding can significantly increase the value of your assets.

o AUTOMATIC INVESTMENT PLAN. You may build your investment by regularly purchasing additional shares. Pre-authorized checks for $50 or more can be drafted monthly from your personal checking account.

o EASY ACCESS TO YOUR MONEY. Your shares may be redeemed at net asset value any day the New York Stock Exchange is open. The price of shares sold may be more or less than their original cost, depending on market conditions.

o SYSTEMATIC WITHDRAWAL PLAN. You may elect to receive checks of at least $50 monthly or quarterly through a systematic withdrawal plan.

o EXCHANGE PRIVILEGE. As your goals change, you may exchange all or part of your assets for those of other funds within the same share class of The AIM Family of Funds--Registered Trademark--. The exchange privilege may be modified or discontinued for any of the AIM funds.

o RETIREMENT PLANS. You may purchase shares of the fund for your Individual Retirement Account (IRA) or any other type of retirement plan, and earn tax-deferred dollars for your retirement.

o TOLL-FREE ACCESS. Current shareholders can call our AIM Investor Line at 800-246-5463 for 24-hour-a-day account information. Or, of course, you may contact your financial consultant for assistance.

o www.aimfunds.com. As a current shareholder, you can check account balances 24 hours a day over the Internet. State-of-the-art encryption lets you send us questions that include confidential information without the fear of eavesdropping, tampering, or forgery.


                   ----------------------------------------

                              Current shareholders

                                  can call our

                              AIM Investor Line at

                                  800-246-5463

                                for 24-hour-a-day

                              account information.

                   ----------------------------------------

                                                                       THE AIM FAMILY OF FUNDS--Registered Trademark--

                                                                       AGGRESSIVE GROWTH
                                                                       AIM Aggressive Growth Fund*
                                                                       AIM Asian Growth Fund
                                                                       AIM Capital Development Fund
                                                                       AIM Constellation Fund
                                                                       AIM European Development Fund
                                                                       AIM Global Aggressive Growth Fund

                 [PHOTO OF                                             GROWTH OF CAPITAL
              11 GREENWAY PLAZA                                        AIM Advisor International Value Fund
               APPEARS HERE]                                           AIM Blue Chip Fund
                                                                       AIM Global Growth Fund
                                                                       AIM Growth Fund
                                                                       AIM International Equity Fund
                                                                       AIM Value Fund
                                                                       AIM Weingarten Fund

                                                                       GROWTH AND INCOME OR INCOME WITH CAPITAL GROWTH
                                                                       AIM Advisor Flex Fund
                                                                       AIM Advisor Large Cap Value Fund
                                                                       AIM Advisor MultiFlex Fund
                                                                       AIM Advisor Real Estate Fund
                                                                       AIM Balanced Fund
                                                                       AIM Charter Fund
                                                                       AIM Global Utilities Fund

                                                                       HIGH CURRENT INCOME OR CURRENT INCOME
                                                                       AIM High Yield Fund
                                                                       AIM Global Income Fund
                                                                       AIM Income Fund

                                                                       CURRENT TAX-FREE INCOME
                                                                       AIM High Income Municipal Fund
                                                                       AIM Municipal Bond Fund
                                                                       AIM Tax-Exempt Bond Fund of Connecticut
                                                                       AIM Tax-Free Intermediate Fund

                                                                       CURRENT INCOME AND HIGH DEGREE OF SAFETY
A I M Management Group Inc. has provided leadership in the             AIM Intermediate Government Fund
mutual fund industry since 1976 and manages approximately              AIM Limited Maturity Treasury Fund
$83 billion in assets for more than 3.7 million shareholders,          AIM Money Market Fund
including individual investors, corporate clients, and financial       AIM Tax-Exempt Cash Fund
institutions as of December 31, 1997. The AIM Family of
Funds--Registered Trademark-- is distributed nationwide, and           *AIM Aggressive Growth Fund was closed to new investors on
AIM today ranks among the nation's top 15 mutual fund                  June 5, 1997.  For more complete information about any AIM
companies in assets under management, according to Lipper              Fund(s), including sales charges and expenses, ask your
Analytical Services, Inc.                                              financial consultant or securities dealer for a free
                                                                       prospectus(es). Please read the prospectus(es) carefully
                                                                       before you invest or send money.

                                                                           INVEST WITH DISCIPLINE-SM-
